EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Celgene Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.

Our report refers to the Company's adoption of Statement of Financial Accounting Standards No. 141, "Business Combinations" effective July 1, 2001.


                                                     /s/ KPMG LLP
                                                     ------------
                                                         KPMG LLP


Short Hills, New Jersey
August 14, 2003